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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) February 26, 2008

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

             Nevada                    000-51859               98-0372780
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

     1077 Business Center Circle, Newbury Park,
                     California                                   91320
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     (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
Item 1.01     Entry into a Material Definitive Agreement.

Letter of Intent with Halfmoon Bay Enterprises Ltd

On February 26, 2008, Electronic Sensor Technology, Inc. (the "Registrant") entered into a letter of intent with Halfmoon Bay Enterprises Ltd. ("Halfmoon Bay"), which provides for an investment of $5.5 million in the Registrant by Halfmoon Bay, $3.5 million of which will be for the purchase of common stock of the Registrant, par value $.001 per share ("Common Stock"), and $2.0 million of which will be in exchange for a 9% convertible debenture to be issued by the Registrant.

Pursuant to the letter of intent, the Registrant has agreed to issue the Common Stock to Halfmoon Bay at a price of 90% of the closing price of the Common Stock on the day preceding the closing of the transactions contemplated by the letter of intent, or $0.08, whichever is less. The 9% convertible debenture will have a five (5)-year term, and the conversion rate of the debenture will be at a 20% premium to the price per share of the Common Stock to be issued to Halfmoon Bay. The Registrant has agreed to use $3.5 million of the investment by Halfmoon Bay to extinguish the 8% convertible debentures held by Midsummer Investment Ltd. ("Midsummer") and Islandia, LP ("Islandia"), as further described below. The investment by Halfmoon Bay is contingent upon extinguishment of the Midsummer and Islandia 8% convertible debentures.

A copy of the letter of intent is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Conversion and Termination Agreement with Midsummer Investment Ltd. and Islandia, LP

On February 26, 2008, the Registrant entered into a Conversion and Termination Agreement with Midsummer and Islandia, which provides that in exchange for $3.5 million, Midsummer and Islandia will convert $3.5 million of the principal amount of their 8% convertible debentures (which are described more fully in the Registration Statements of the Registrant on Form SB-2 numbers 333-130900 and 333-138977, effective November 11, 2006 and December 21, 2006, respectively, as amended and supplemented (the "Registration Statements")), together with interest thereon, at a conversion price of $0.35 per share of Common Stock. Upon receipt of the foregoing sum and the conversion shares of Common Stock, Midsummer and Islandia have agreed to cancel the remainder of their 8% convertible debentures and 50% of the shares of Common Stock underlying warrants held by Midsummer and Islandia (which are more fully described in the Registration Statements). With respect to the remaining 6,065,158 shares of Common Stock underlying the warrants, they will otherwise continue in full force and effect in accordance with their terms.

Midsummer and Islandia have agreed, until March 31, 2008, to waive all rights they have to participate in, prohibit, restrict or consent to the investment by Halfmoon Bay on the terms described above. Provided that the closing of the transactions contemplated by the Halfmoon Bay letter of intent and the Midsummer and Islandia Conversion and Termination Agreement takes place prior to March 31, 2008, upon such closing, Sections 4.4, 4.9, 4.13, 4.14, 4.16 and 4.17 of the
Securities Purchase Agreement dated as of December 7, 2005, among the Registrant, Midsummer and Islandia, will terminate. If such closing does not take place prior to March 31, 2008, the Conversion and Termination Agreement will terminate.

A copy of the Conversion and Termination Agreement is attached hereto as Exhibit
10.2 and incorporated herein by reference.

A copy of the press release issued on February 27, 2008 announcing the entry into the Halfmoon Bay letter of intent and Midsummer and Islandia Conversion and Termination Agreement is attached hereto as Exhibit 99.1.

Item 3.02     Unregistered Sales of Equity Securities.

The issuances of the shares of Common Stock, 9% convertible debentures and shares of Common Stock underlying such debentures to Halfmoon Bay will be unregistered. The issuance of the conversion shares of Common Stock on the 8% convertible debentures to Midsummer and Islandia will be unregistered, although the resale of such shares by Midsummer and Islandia is currently registered pursuant to the Registration Statements.

Such issuances will be in reliance upon the representations of Halfmoon Bay, Midsummer and Islandia that each is an "accredited investor", as defined in Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act, or a "qualified institutional buyer", as defined in Rule 144A(a) under the Securities Act, and is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.

The disclosures in Item 1.01 are incorporated into this Item 3.02 by reference.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.   Description
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10.1          Letter of intent dated February 26, 2008, between the Registrant and Halfmoon Bay Enterprises Ltd.

10.2 Conversion and Termination Agreement dated February 26, 2008, among the Registrant, Midsummer Investment Ltd. and Islandia, LP.

99.1          Press Release dated February 27, 2008.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: February 27, 2008                       By: /s/ Philip Yee
                                                  ------------------------------
                                              Name:  Philip Yee
                                              Title: Secretary, Treasurer and
                                                     Chief Financial Officer